SM

JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

!

PERSPECTIVE ADVISORS II
                                    (10/10)
Ex-5m
FIXED AND VARIABLE
ANNUITY APPLICATION (VA440NY)
Home Office: Purchase, NY 10577
www.jackson.com
First Class Mail: P.O. Box 30313
Customer Care: 800-599-5651
Lansing, MI 48909-7813
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
W-9 or Form
First Name
Middle Name
Last Name
W-8BEN (as
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form N5335 or
trust
/
/
(
)
documents are
required with
Physical Address Line 1 (No P.O. Boxes)
Line 2
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
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LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
For additional
beneficiaries,
please attach a
separate sheet,
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
signed and
dated by the
/
/
Owner, which
includes names,
percentages,
Primary
Contingent
%
Percentage of Death Benefit
and other
required
Individual Name (First, Middle, Last) or Non-Natural Entity Name
information.
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
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LONG-TERM SMART
Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company of
New York .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
National Life
Stretch IRA
Cash Balance-Defined Benefit
SEP
Insurance
Company of
Roth IRA:
Cash Balance-Defined Contribution
ORP:
NY, also
Roth Conversion
HR-10 (Keogh) Plan
ORP
referred to as
Roth IRA*
 Texas
ORP Money Purchase
" Jackson of
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
NY " will issue
Year:________ $___________
Roth 401(k)
Charitable Remainder
Annuity Type
per the bold
Year:________ $___________
Target Benefit Plan
Annuity Trust
headings.
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Replacement of Existing Policies or Annuity Contracts
It is required
Are you replacing an existing life insurance policy or annuity contract?
for Good Order
No
Yes
that this entire
Jackson of NY pre-assigned Contract number: _________________________________
section be
completed.
If "Yes" please complete the following company information. Please complete all necessary forms as required by New York Regulation 60.
If replacing,
please provide
Company name
Contract number
Anticipated amount
the Jackson of
NY pre-
$
assigned
Contract
$
number.
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson of NY will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, Jackson of NY will
/
/
default to the Latest Income Date as shown in the Contract.
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LONG-TERM SMART
Optional Death Benefits Once selected, optional death benefits cannot be changed.
If no Optional
Death Benefit
May not be selected in combination with LifeGuard Freedom Flex DB.
is selected
Highest Anniversary Value Death Benefit
(Ages 0-79)
your
beneficiary(ies)
will receive the
Other Optional Benefits Once selected, optional benefits cannot be changed.
standard
death benefit.
Guaranteed Living Benefit Options
(May select only one GMWB)
Please see the
prospectus for
GMWB For Life
details.
(For Life Guaranteed Minimum Withdrawal Benefits)
LifeGuard Freedom Flex
LifeGuard Freedom 6 Net
Optional
Death Benefit
For Life GMWB with Owner's choice of
For Life GMWB with Bonus, Annual Step-Up, &
and Other
Bonus and Step-Up
(Ages 35-80)
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
Optional
Bonus
Step-Up
1,2,3
Benefits:
LifeGuard Freedom 6 Net w/ Joint Option
(Must select one)
(Must select one)
Additional
Joint For Life GMWB with Bonus, Annual Step-Up, &
charges will
5%
Annual
Earnings-Sensitive Withdrawal Amount
(Ages 35-80)
apply. Please
6%
Annual to Highest
see the
7%
Quarterly Contract Value*
prospectus
* Not available with 8% bonus
for details.
8%
GMWB
(Guaranteed Minimum Withdrawal Benefits)
1,2,3
SafeGuard Max
LifeGuard Freedom Flex w/ Joint Option
Election Age
Joint For Life GMWB with Owner's choice of
GMWB with 5-Year Step-Up
(Ages 0-85)
limitations
apply based
Bonus and Step-Up
(Ages 35-80)
AutoGuard
5
on the age of
Bonus
Step-Up
5% GMWB with Annual Step-Up
(Ages 0-80)
the Owner(s)
(Must select one)
(Must select one)
or Covered
AutoGuard 6
Lives.
5%
Annual
6% GMWB with Annual Step-Up
(Ages 0-80)
6%
Annual to Highest
Quarterly Contract Value
4
LifeGuard Freedom Flex DB
For Life GMWB with 6% Bonus, Annual Step-Up,
and Death Benefit(Ages 35-70)
5
Contract Enhancement Option (Ages 0-
87) 2% of first year premium
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
May not be selected in combination with an Optional Death Benefit.
Please complete the Important Disclosure Regarding the Contract Enhancement.
If electing a Guaranteed Living Benefit Option, please read the disclosures in the Notice to
Applicant section on page 7.
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LONG-TERM SMART
Premium Allocation
JNL®
JNL/JPMorgan
JNL/PIMCO
Tell us how you
want your
% Institutional Alt 20
% International Value
% Real Return
annuity
% Institutional Alt 35
% MidCap Growth
% Total Return Bond
premiums
invested.
% Institutional Alt 50
% U.S. Government &
Quality Bond
TOTAL
JNL/PPM America
% Institutional Alt 65
ALLOCATION
% High Yield Bond
MUST EQUAL
JNL/Lazard
JNL/American Funds®
% Mid Cap Value
100%.
% Emerging Markets
Blue Chip Income
%
% Small Cap Value
and Growth
% Mid Cap Equity
% Value Equity
% Global Bond
Total number
JNL/M&G
Global Small
of allocation
%
JNL/Red Rocks
% Global Basics
Capitalization
selections may
% Listed Private Equity
% Global Leaders
not exceed 18.
% Growth-Income
% International
JNL/Select
JNL/Mellon Capital Management
% New World
% Balanced
% JNL 5
% Money Market
% 25
JNL/BlackRock
% Value
% Select Small-Cap
% Commodity Securities
% JNL Optimized 5
% Global Allocation
JNL/T. Rowe Price
% VIP
JNL/Capital Guardian
% Established Growth
% Dow Dividend
% Global Balanced
% Mid-Cap Growth
% European 30
%
Global Diversified
% Short-Term Bond
% Nasdaq
25
Research
% Value
% U.S. Growth Equity
% NYSE International 25
% Pacific Rim 30
JNL/Eagle
JNL/S&P
% S&P
24
% Core Equity
% 4
% S&P SMid 60
% SmallCap Equity
% Competitive Advantage
% Value Line
30
JNL/Franklin Templeton
% Dividend Income &
% S&P 500 Index
Growth
% Founding Strategy
% S&P 400 MidCap Index
% Intrinsic Value
% Global Growth
% Small Cap Index
% Total Yield
% Income
% International Index
International Small
JNL/S&P Managed
%
% Bond Index
Cap Growth
% Conservative
% Index 5
% Mutual Shares
% Moderate
% 10 x 10
% Small Cap Value
% Moderate Growth
% Communications Sector
% Growth
JNL/Goldman Sachs
% Consumer Brands Sector
% Aggressive Growth
% Core Plus Bond
% Financial Sector
% Emerging Markets Debt
% Healthcare Sector
JNL/S&P Disciplined
% Mid Cap Value
% Oil & Gas Sector
% Moderate
% U.S. Equity Flex
% Technology Sector
% Moderate Growth
JNL/Invesco
% Global Alpha
% Growth
% Global Real Estate
JNL/Oppenheimer
Fixed Account Option
% International Growth
% Global Growth
% Large Cap Growth
% Fixed Account Option
% Small Cap Growth
Automatic transfer of funds over
JNL/PAM
a 6-month period is required.
JNL/Ivy
% Asia ex-Japan
You must attach the Directed
% Asset Strategy
% China-India
Transfer Form (NV4490).
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LONG-TERM SMART
Only the
Systematic Investment (periodic premium reallocation program)
Investment
Division(s)
Automatic Rebalancing.
selected in the
Premium
Frequency:
Allocation
Monthly
Quarterly
Semiannually
Annually
section will
participate in
Start Date (mm/dd/yyyy) ___________________________
the program.
The Fixed
Note: If no date is selected, the program will begin one month/quarter/half-year/year (depending on the
Account
frequency you selected) from the date Jackson of NY applies the first premium payment. If no frequency is
Option is not
selected, the frequency will be annual. No transfers will be made on days 29, 30 or 31, unless set up on available for
annual frequency.
Automatic
Rebalancing.
Electronic Delivery Authorization
I agree to receive documents electronically:
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on Jackson of NY's website.
Check the
ALL DOCUMENTS
boxes next to
Quarterly statements
Prospectuses and prospectus supplements
the types of
documents you
Periodic and immediate confirmation statements
Proxy and other voting materials
wish to receive
Annual and Semi-Annual reports
Other documents from Jackson of NY
electronically.
If an email
My email address is:_________________________________________. I (We) will notify Jackson of NY of any new address is
email address.
provided, but
no document
The computer hardware and software requirements that are necessary to receive, process and retain electronic type is
communications that are subject to this consent are as follows: To view and download material electronically, you selected, the
selection will
must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM default to "All
drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
Documents."
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
Producer/Rep
/
/
to receive
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
information
here.
/
/
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LONG-TERM SMART
Notice to Applicant
Please note the following applies to all Guaranteed Living Benefit Options elected on page 4.
A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract.
These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS. Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the
Owner's situation, including consideration of required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of income options.
If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.
Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal
Amount (GAWA) and Guaranteed Withdrawal Balance (GWB).
You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner
Initiated Step-up, we retain the right to do so in the future.
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. The Contract I (we) have applied for is suitable for my
(our) insurance objective, financial situation and needs. 6. I understand the restrictions imposed by 403(b)(11) of the
Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which
I may elect to transfer my Contract Value. 7. If I (we) have elected a Contract Enhancement Option, I (we) hereby acknowledge receipt of the "Important Disclosure Regarding the Contract Enhancement."
8. I (We) certify that the Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant,
 Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
9. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
It is required
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
for Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
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LONG-TERM SMART
Producer/Representative Acknowledgements
By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
Jackson of NY Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling
Order that all
100%).
Producer/Rep
numbers be
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
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